UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

SILGAN HOLDINGS INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Landmark Square, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 975-7110

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1—Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On February 1, 2021, Silgan Holdings Inc. (“we,” “us” or “our”) and certain of our wholly owned subsidiaries entered into a Second Amendment to Amended and Restated Credit Agreement with the Lenders (as defined therein) and Wells Fargo Bank, National Association, as Administrative Agent (the “Second Amendment”). The Second Amendment amends our existing amended and restated credit agreement, dated as of March 24, 2017, as amended by the First Amendment thereto dated as of May 30, 2018.

The Second Amendment provides us with additional flexibility to issue new senior secured notes with related guarantees from our U.S. subsidiaries, which new senior secured notes and related guarantees may be secured on a pari passu basis with the US Obligations by the US Collateral (each as defined in the Second Amendment). The Second Amendment also makes minor technical changes and allows for certain additional internal corporate reorganizations.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Section 8—Other Events

Item 8.01	Other Events.

On February 3, 2021, we issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing our plans for a new senior secured notes offering, subject to favorable market conditions, in a private offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Credit Agreement, dated as of February 1, 2021, among Silgan Holdings Inc., Silgan Containers LLC, Silgan Plastics LLC, Silgan Containers Manufacturing Corporation, the other Guarantors party thereto, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

99.1	Press Release dated February 3, 2021 announcing new senior secured notes offering.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General Counsel and Secretary

Date: February 3, 2021

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